   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                        CONCENTRIC NETWORK CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
        DELAWARE                     4813                    65-0257497
     (STATE OR OTHER          (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL           IDENTIFICATION NUMBER)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)

                               ----------------

                        CONCENTRIC NETWORK CORPORATION
                           10590 NORTH TANTAU AVENUE
                              CUPERTINO, CA 95014
                                (408) 342-2800
  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                               HENRY R. NOTHHAFT
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        CONCENTRIC NETWORK CORPORATION
                           10590 NORTH TANTAU AVENUE
                              CUPERTINO, CA 95014
                                (408) 342-2800
     (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE OF PROCESS)

                               ----------------

                                  COPIES TO:
           DAVID J. SEGRE                         THOMAS A. BEVILACQUA
         VALERIE SCHULTHIES                  BROBECK, PHLEGER & HARRISON LLP
            PAUL B. SHINN                         TWO EMBARCADERO PLACE
            VICTOR H. SIM                            2200 GENG ROAD
  WILSON SONSINI GOODRICH & ROSATI                 PALO ALTO, CA 94303
      PROFESSIONAL CORPORATION                       (415) 424-0160
         650 PAGE MILL ROAD
         PALO ALTO, CA 94304
           (415) 493-9300

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-27241

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                     CALCULATION OF REGISTRATION FEE
================================================================================

                                                          PROPOSED
                                             PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT           MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE         TO BE        OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED        REGISTERED(1)(2)  PER SHARE(3)   PRICE(3)      FEE(4)
---------------------------------------------------------------------------------
Common Stock, $.001 par
 value.................      805,000          $12.00      $9,660,000   $2,898
=================================================================================

(1) Includes 105,000 shares which the Underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Does not include 4,140,000 shares of Common Stock previously registered for which the registration fee has previously been paid.
(3) The proposed maximum offering price per share and the proposed maximum aggregate offering price are based on the proposed offering price for the shares of the Company's Common Stock offered hereby.
(4) Calculated pursuant to Rule 457(a).
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement filed under the Securities Act of 1933, as amended, by Concentric Network Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-27241) relating to the offering of up to 4,140,000 Shares of Common Stock of the Company filed on May 16, 1997.


                                 CERTIFICATION

   The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $2,898 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on August 1, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on August 1, 1997.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE COMPANY CERTIFIES THAT IT HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-1 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CUPERTINO, STATE OF CALIFORNIA, ON THE 1ST DAY OF AUGUST, 1997.

                                          Concentric Network Corporation

                                                /s/ Henry R. Nothhaft
                                          By: _________________________________
                                                     HENRY R. NOTHHAFT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON AUGUST 1, 1997, BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED

              SIGNATURE                        TITLE                 DATE

                                       President and Chief
     /s/ Henry R. Nothhaft              Executive Officer       August 1, 1997
-------------------------------------   (Principal
          HENRY R. NOTHHAFT             Executive Officer),
                                        Director

                                       Chief Financial          August 1, 1997
    /s/ Michael F. Anthofer             Officer (Principal
-------------------------------------   Financial and
         MICHAEL F. ANTHOFER            Accounting Officer)

                  *                    Director                 August 1, 1997
-------------------------------------
         TERENCE M. O'TOOLE

                  *                    Director                 August 1, 1997
-------------------------------------
            VINOD KHOSLA


             SIGNATURE                       TITLE                 DATE
                                      Director
------------------------------------
          RANDY A. MASLOW

                 *                    Director
------------------------------------                         August 1, 1997
            FRANCO REGIS

                                      Director
------------------------------------
        LOUIS P. BENDER III

                 *                    Director
------------------------------------                         August 1, 1997
          GARY E. RIESCHEL

                                      Director
------------------------------------
          ROBERT W. DOEDE


     /s/ HENRY R. NOTHHAFT
*By:________________________________
        HENRY R. NOTHHAFT
         ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


  Exhibit
    No.                                  Description
  --------                               -----------
   5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation with respect to the Common Stock being registered.

  23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in their opinion filed as Exhibit 5.1).

  23.2        Consent of Ernst & Young LLP, Independent Accountants.

  24.1+       Power of Attorney.

 + Incorporated by reference to page II-7 of the Company's Registration
   Statement on Form S-1 (No. 333-27241) filed on May 16, 1997.